UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 20, 2013 (March 14, 2013)

Carrollton Bancorp
(Exact name of registrant as specified in its charter)

Maryland	000-23090	52-1660951
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

7151 Columbia Gateway Drive, Suite A Columbia, Maryland (Address of principal executive offices)	21046 (Zip Code)

(410) 312-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On March 14, 2013, the Federal Reserve Bank of Richmond, acting under authority delegated by the Board of Governors of the Federal Reserve System, approved (1) the acquisition by Hovde Acquisition I LLC, Hovde Private Equity Advisors LLC and Financial Services Partners Fund I LLC (“FSPF”) of 100% of the voting securities of Carrollton Bancorp (“Carrollton”) pursuant to the Agreement and Plan of Merger, dated as of April 8, 2012, as amended as of May 7, 2012 and February 28, 2013 (the “Merger Agreement”), by and among Carrollton, Jefferson Bancorp, Inc. (“Jefferson”) and FSPF, and (2) Carrollton to become a savings and loan holding company through the merger of Carrollton with Jefferson (the “Merger”) pursuant to the Merger Agreement.  The transaction must be consummated within 3 months from the date of the approval unless the period is extended by the Federal Reserve System.

This approval was a closing condition pursuant to the Merger Agreement and the failure to receive such approval by March 15, 2013 would have given both Jefferson and Carrollton an immediate right to terminate the Merger Agreement.  If the Merger is not consummated by April 19, 2013, either Jefferson or Carrollton may terminate the Merger Agreement at any time.

Among the other closing conditions in the Merger Agreement, the proposed merger of Carrollton Bank with and into Bay Bank remains subject to approval by the Office of the Comptroller of the Currency (“OCC”).  The OCC has not acted as yet on the application filed with it for approval.

Important Information for Investors and Shareholders

This Report relates to a proposed merger between Carrollton and Jefferson that is the subject of a definitive proxy statement, previously filed by Carrollton with the Securities and Exchange Commission (“SEC”). This Report is not a substitute for the definitive proxy statement or any other document that Carrollton may file with the SEC or that Carrollton or Jefferson may send to its shareholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS, INCLUDING THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available in the case of Carrollton, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Carrollton through Allyson Cwiek at 410-536-7332 and, in the case of Jefferson by directing a request to Kevin Cashen at 410-427-3707.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

		By:	/s/ Robert A. Altieri
		Name:	Robert A. Altieri
Date:	March 20, 2013	Title:	Chief Executive Officer and President